Summary Prospectus	AZL® Multi-Manager Mid Cap Growth Fund

AZL® Multi-Manager Mid Cap Growth Fund (previously, AZL Morgan Stanley Mid Cap Growth Fund)

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information (“SAI”) and other information about the Fund online at www.allianzlife.com/azlfunds. You can also get this information at no cost by calling 1-800-624-0197 or by sending an email request to variableannuity@send.allianzlife.com. The Fund’s Prospectus and SAI, both dated April 27, 2015, as supplemented, are incorporated by reference into this Summary Prospectus.

Investment Objective

The Fund seeks capital growth.

Fees and Expenses

Annual Fund Operating Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund is offered exclusively as an investment option for certain Contracts. The table below reflects only Fund expenses and does not reflect Contract fees and expenses. Please refer to the Contract prospectus for a description of those fees and expenses.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.80%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.05%

Total Annual Fund Operating Expenses	1.10%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that you reinvest all dividends and distributions. It does not reflect any Contract fees. If Contract fees were included, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$112	$350	$606	$1,340

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 46% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies of the Fund

The Fund seeks to achieve its goal by investing in a combination of two subportfolios, or strategies, one of which is subadvised by J.P. Morgan Investment Management Inc., and the other of which is subadvised by Morgan Stanley Investment Management, Inc. The Manager generally makes equal allocations (approximately 50%) of the Fund’s assets to each of the strategies. The investment results of the individual strategies will vary. The percentage allocations to the strategies will be monitored daily by the Manager and will generally not exceed plus or minus 3% of 50%. The Manager may recommend additional or different strategies for investment, without seeking the approval of shareholders.

The Fund as a whole normally will invest at least 80% of its net assets plus any borrowings for investment purposes in equity securities (including common stocks, preferred stocks and other securities convertible into common stocks or other equity securities) of mid cap companies. For this purpose, the Fund considers mid cap companies to be those that, at the time of purchase, have market capitalizations within the range of the Russell Midcap Growth Index, which at December 31, 2014, was between $203.5 million and $32.7 billion.

The Allianz Variable Insurance Products Trust¿Summary Prospectus¿November 23, 2015

Summary Prospectus	AZL® Multi-Manager Mid Cap Growth Fund

The JPMorgan Mid Cap Growth Strategy

Under normal circumstances, at least 80% of the net assets allocated to the JPMorgan Mid Cap Growth Strategy will be invested in equity securities of mid cap companies, including common stocks and debt securities and preferred stocks that are convertible to common stocks. The Strategy will invest primarily in common stocks of mid cap companies which the subadviser believes are capable of achieving sustained growth.

Derivatives may be used as substitutes for securities in which the Strategy can invest. To the extent the Strategy uses derivatives, it primarily will use futures contracts to more effectively gain targeted equity exposure from its cash positions.

In managing the Strategy, the subadviser employs a process that combines research, valuation and stock selection to identify companies that have a history of above-average growth or which the subadviser believes will achieve above-average growth in the future. Growth companies include those with leading competitive positions, predictable and durable business models and management that can achieve sustained growth.

The subadviser may sell a security for several reasons. A security may be sold due to a change in the company’s fundamentals or if the subadviser believes the security is no longer attractively valued. Investments may also be sold if the subadviser identifies a stock that it believes offers a better investment opportunity.

The Morgan Stanley Mid Cap Growth Strategy

Under normal circumstances, at least 80% of the net assets allocated to the Morgan Stanley Mid Cap Growth Strategy will be invested in common stocks and other equity securities of mid cap growth companies. The Strategy may also invest in preferred stocks and securities convertible into common stocks or other equity securities.

The Strategy seeks to invest in high quality companies that the subadviser believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Strategy typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward. The subadviser generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

The Strategy may utilize foreign currency forward exchange contracts, which are derivatives, in connection with its investments in foreign securities.

The Strategy may invest up to 25% of its total assets in securities of foreign companies, including emerging market securities. The securities in which the Strategy may invest may be denominated in U.S. dollars or in currencies other than U.S. dollars.

The Strategy may invest up to 10% of its total assets in real estate investment trusts (REITs). The Fund may also invest in privately-placed and restricted securities.

Principal Investment Risks

The price per share of the Fund will fluctuate with changes in value of the investments held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective.

The following is a summary of the principal risks to which the Fund’s portfolio as a whole is subject. As changes occur in a Fund’s portfolio holdings, the extent to which the portfolio is subject to each of these risks may also change.

•	Market Risk The market value of portfolio securities may go up or down, sometimes rapidly and unpredictably.
•	Issuer Risk The value of a security may decline for a number of reasons directly related to the issuer of the security.
•	Selection Risk Because this Fund is actively managed, there can be no guarantee that investment decisions made for the fund will produce the desired results.
•	Growth Stocks Risk Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be susceptible to rapid price swings or to adverse developments in certain sectors of the market.
•	Capitalization Risk Investing in mid-capitalization companies creates risk because mid-capitalization companies may have unpredictable or limited earnings, and their securities may be less liquid or experience more volatile prices than those of large companies.
•	Convertible Securities Risk The value of convertible securities may be affected by interest rates, default by the issuer on principal or interest payments, and the value of the underlying stock into which the securities may be converted.
•	Foreign Risk Investing in the securities of non-U.S. issuers involves a number of risks, such as fluctuations in currency values, adverse political, social or economic developments, and differences in social and economic developments or policies.

The Allianz Variable Insurance Products Trust¿Summary Prospectus¿November 23, 2015

Summary Prospectus	AZL® Multi-Manager Mid Cap Growth Fund

•	Emerging Markets Risk Emerging markets may have less developed or more volatile trading markets, less developed legal and accounting systems, and greater likelihood of government restrictions, nationalization, or confiscation than developed countries.
•	Derivatives Risk Investing in derivative instruments involves risks that may be different from or greater than the risks associated with investing directly in securities or other traditional investments.
•	Currency Risk Investing in securities that trade in and receive revenues in foreign currencies creates risk because foreign currencies may decline relative to the U.S. dollar, resulting in a potential loss to the Fund. In the case of hedging positions, the U.S. dollar may decline in value relative to the currency that has been hedged.
•	Private Placed Securities Risk The Fund may invest in privately placed securities, which are subject to resale restrictions.
•	Liquidity Risk An investment that is difficult to purchase or sell may have an adverse affect on the Fund’s returns.
•	Real Estate Investments Risk The performance of investments in real estate depends on the overall strength of the real estate market, the management of real estate investments trusts (REITs), and property management, all of which can be affected by a variety of factors, including national and regional economic conditions.

Performance Information

The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns for one year, five years, and ten years compare with those of a broad measure of market performance.

Both the bar chart and the table assume reinvestment of dividends and distributions.

The Fund’s performance does not reflect the cost of insurance and separate account charges which are imposed under your variable annuity contract or variable life insurance policy. If they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future.

Performance Bar Chart and Table

Calendar Year Total Return

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest (Q2, 2009)	25.30%
Lowest (Q4, 2008)	-28.50%

Average Annual Total Returns

	One Year Ended December 31, 2014	Five Years Ended December 31, 2014	Ten Years Ended December 31, 2014
AZL® Multi-Manager Mid Cap Growth Fund (previously AZL® Morgan Stanley Mid Cap Growth Fund)	0.82%	13.45%	9.11%
Russell MidCap® Growth Index (reflects no deduction for fees and expenses)	11.90%	16.94%	9.43%

The Allianz Variable Insurance Products Trust¿Summary Prospectus¿November 23, 2015

Summary Prospectus	AZL® Multi-Manager Mid Cap Growth Fund

Management

Allianz Investment Management LLC serves as the investment adviser to the Fund. Since November 23, 2015, Brian Muench, President of the Manager, is primarily responsible for determining allocations to each strategy.

J.P. Morgan Investment Management Inc. serves as the subadviser to the Fund for the JPMorgan Mid Cap Growth Strategy. The portfolio manager for the JPMorgan Mid Cap Growth Strategy, since November 23, 2015, is Timothy Parton, Managing Director.

Morgan Stanley Investment Management, Inc. serves as the subadviser to the Fund for the Morgan Stanley Mid Cap Growth Strategy. The portfolio managers for the Morgan Stanley Mid Cap Growth Strategy are: Dennis P. Lynch, Managing Director, since 2003, David S. Cohen, Managing Director, since 2003, Sam G. Chainani, Managing Director, since 2004, Jason C. Yeung, Managing Director, since 2007, and Armistead B. Nash, Managing Director, since 2008, and Alexander T. Norton, Executive Director, since 2005.

Tax Information

Shares of the Funds are sold exclusively to the separate accounts of certain insurance companies in connection with particular variable annuity and variable life insurance contracts (the “Contracts”). Provided that a Fund and a separate account investing in the Fund satisfy applicable tax requirements, any distributions from the Fund to the separate account will be exempt from current federal income taxation to the extent that such distributions accumulate in the Contract. You should refer to your Contract prospectus for further information regarding the tax treatment of the Contract and the separate accounts in which the Contract is invested.

Financial Intermediary Compensation

Shares of the Funds are sold exclusively to certain insurance companies in connection with particular Contracts. The Trust and its related companies may pay such insurance companies (or their related companies) for the sale of shares of the Funds and related services. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) that sell the Contracts for the sale of shares of the Funds and related services. When received by an insurance company, such payments may be a factor that the insurance companies consider in including a Fund as an investment option in the Contracts. The prospectus or other disclosures relating to a Contract may contain additional information about these payments. When received by a broker-dealer or other intermediary, such payments may create a conflict of interest by influencing the broker-dealer or other intermediary and salespersons to recommend the Fund over other mutual funds available as investment options in the Contracts. Ask the salesperson or visit the financial intermediary’s website for more information.

The Allianz Variable Insurance Products Trust¿Summary Prospectus¿November 23, 2015

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